UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22993

Oppenheimer Global Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

	Shares	Value
Common Stocks—17.0%
Consumer Discretionary—1.3%
Auto Components—0.2%
Delphi Automotive plc	1,480	$133,822
Hotels, Restaurants & Leisure—0.2%
McDonald’s Corp.	1,250	193,925
Household Durables—0.1%
Whirlpool Corp.	700	124,516
Media—0.4%
Comcast Corp., Cl. A	8,640	349,488
Specialty Retail—0.4%
AutoZone, Inc.[1]	320	172,742
Lowe’s Cos., Inc.	2,420	187,308
		360,050

Consumer Staples—1.0%
Beverages—0.4%
PepsiCo, Inc.	2,720	317,179
Food Products—0.4%
Kraft Heinz Co. (The)	2,140	187,165
Mondelez International, Inc., Cl. A	4,240	186,645
		373,810

Tobacco—0.2%
Philip Morris International, Inc.	1,920	224,083

Energy—0.8%
Oil, Gas & Consumable Fuels—0.8%
Magellan Midstream Partners LP2	3,025	211,024
Phillips 66	3,032	253,930
Suncor Energy, Inc.	7,470	243,671
		708,625

Financials—7.3%
Capital Markets—0.7%
Bank of New York Mellon Corp. (The)	3,290	174,469
CME Group, Inc., Cl. A	1,170	143,465
Intercontinental Exchange, Inc.	2,450	163,440
S&P Global, Inc.	970	148,982
		630,356

Commercial Banks—0.7%
Citigroup, Inc.	5,050	345,672
SunTrust Banks, Inc.	1,950	111,716

1        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
US Bancorp	2,850	$ 150,423
		607,811

Consumer Finance—0.4%
American Express Co.	2,620	223,303
Discover Financial Services	1,710	104,207
		327,510

Diversified Financial Services—0.3%
Berkshire Hathaway, Inc., Cl. B1	1,470	257,206

Insurance—0.4%
Marsh & McLennan Cos., Inc.	1,510	117,735
MetLife, Inc.	2,320	127,600
Progressive Corp. (The)	3,000	141,390
		386,725

Real Estate Investment Trusts (REITs)—4.7%
Ascendas Real Estate Investment Trust	86,087	171,390
Blackstone Mortgage Trust, Inc., Cl. A	6,810	210,225
Charter Hall Retail REIT	27,900	91,604
Eurocommercial Properties NV	3,036	122,862
Fortune Real Estate Investment Trust	165,000	205,145
Frasers Centrepoint Trust	99,000	153,402
Gaming & Leisure Properties, Inc.	8,260	313,384
GEO Group, Inc. (The)	9,485	278,385
Hersha Hospitality Trust, Cl. A	4,892	91,774
Hospitality Properties Trust	3,950	114,787
ICADE	1,317	113,133
Mapletree Industrial Trust	151,000	206,673
Mid-America Apartment Communities, Inc.	800	82,824
New Residential Investment Corp.	6,550	111,350
Park Hotels & Resorts, Inc.	8,040	216,517
Physicians Realty Trust	11,810	219,902
Pure Industrial Real Estate Trust	20,483	104,653
Senior Housing Properties Trust	4,320	84,024
STAG Industrial, Inc.	7,210	196,761
Starwood Property Trust, Inc.	8,940	197,038
Unibail-Rodamco SE	586	146,592
Ventas, Inc.	930	62,636
Vicinity Centres	63,100	139,081
Warehouses de Pauw CVA	1,189	132,013
Welltower, Inc.	2,180	159,990
Wereldhave NV	2,927	141,778
WPT Industrial Real Estate Investment Trust	7,113	91,900
		4,159,823

2        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value
Real Estate Management & Development—0.1%
Carmila	4,480	$127,403

Health Care—1.8%
Biotechnology—0.4%
Celgene Corp.[1]	1,860	251,863
Gilead Sciences, Inc.	1,880	143,049
		394,912

Health Care Equipment & Supplies—0.3%
Boston Scientific Corp.[1]	3,830	101,954
Stryker Corp.	820	120,622
		222,576

Health Care Providers & Services—0.4%
Express Scripts Holding Co.[1]	2,020	126,533
UnitedHealth Group, Inc.	1,410	270,452
		396,985

Health Care Technology—0.1%
Cerner Corp.[1]	1,530	98,486

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	1,090	65,171

Pharmaceuticals—0.5%
Merck & Co., Inc.	5,210	332,815
Mylan NV1	2,020	78,760
Valeant Pharmaceuticals International, Inc.[1]	2,170	35,718
		447,293

Industrials—1.3%
Aerospace & Defense—0.3%
Lockheed Martin Corp.	790	230,783

Commercial Services & Supplies—0.2%
Johnson Controls International plc	2,570	100,101
Republic Services, Inc., Cl. A	460	29,541
Waste Connections, Inc.	1,110	72,128
		201,770

Industrial Conglomerates—0.3%
General Electric Co.	9,670	247,649

Professional Services—0.1%
Nielsen Holdings plc	2,990	128,600

Road & Rail—0.3%
Canadian National Railway Co.	1,660	131,173

3        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Road & Rail (Continued)
Canadian Pacific Railway Ltd.	930	$145,424
		276,597

Trading Companies & Distributors—0.1%
Fastenal Co.	1,280	54,989

Information Technology—2.5%
Communications Equipment—0.2%
Cisco Systems, Inc.	5,380	169,201

Internet Software & Services—0.9%
Alphabet, Inc., Cl. C1	540	502,470
Facebook, Inc., Cl. A1	1,760	297,880
		800,350

IT Services—0.4%
Amdocs Ltd.	2,820	189,419
PayPal Holdings, Inc.[1]	2,790	163,355
		352,774

Semiconductors & Semiconductor Equipment—0.2%
Applied Materials, Inc.	3,080	136,475
Maxim Integrated Products, Inc.	1,190	54,073
		190,548

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	3,740	556,250
Western Digital Corp.	1,140	97,037
		653,287

Materials—0.4%
Chemicals—0.3%
EI du Pont de Nemours & Co.	1,270	104,406
PPG Industries, Inc.	1,500	157,875
		262,281

Construction Materials—0.1%
Vulcan Materials Co.	640	78,797

Telecommunication Services—0.2%
Diversified Telecommunication Services—0.2%
Verizon Communications, Inc.	3,890	188,276

Utilities—0.4%
Electric Utilities—0.3%
PG&E Corp.	3,540	239,623

4        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

	Shares	Value
Multi-Utilities—0.1%
National Grid plc	9,380	$ 115,856
Total Common Stocks (Cost $14,904,493)		15,099,136

Preferred Stocks—4.1%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	3,833	104,028
American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	3,200	85,936
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	2,975	73,244
Citigroup Capital XIII, 7.542% Cum., Non-Vtg.[3]	4,775	130,405
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	2,275	61,652
Dominion Energy, Inc., 5.25% Cum.	2,900	73,660
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	3,825	98,570
DuPont Fabros Technology, Inc., 6.625% Cum., Series C, Non-Vtg.	1,000	28,200
eBay, Inc., 6% Cv.	3,500	94,780
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[3]	5,450	165,789
First Republic Bank, 7% Non-Cum.	2,600	70,018
GMAC Capital Trust I, 6.901% Jr. Sub., Non-Vtg.[3]	5,324	141,352
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,700	263,743
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[3]	4,542	139,485
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	3,700	103,859
Morgan Stanley, 5.85% Non-Cum., Non-Vtg.[3]	5,975	162,878
Morgan Stanley, 6.375% Non-Cum., Non-Vtg.[3]	5,375	154,854
NextEra Energy Capital Holding, Inc., 5.25% Jr. Sub., Non-Vtg.	2,825	72,885
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,350	63,662
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[3]	5,025	146,077
Prudential Financial, Inc., 5.75% Jr. Sub.	2,050	53,567
Public Storage, 6% Cum., Non-Vtg.	5,350	144,557
Qwest Corp., 7% Sr. Unsec.	5,565	149,420
Regions Financial Corp., 6.375% Non-Cum., Series A	2,075	53,473
Senior Housing Properties Trust, 5.625% Cv.	2,875	72,019
Southern Co. (The), 5.25% Jr. Sub.	3,125	79,688
State Street Corp., 6% Non-Cum., Non-Vtg.	6,000	160,680
US Bancorp, 6.50% Non-Cum., Non-Vtg.[3]	5,225	155,914
Validus Holdings Ltd., 5.80% Non-Cum.[1]	3,200	80,800
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	5,725	145,587
VEREIT, Inc., 6.70% Cum., Non-Vtg.	9,425	248,537
Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.	1,270	32,588
Total Preferred Stocks (Cost $3,474,239)		3,611,907

	Principal Amount
Non-Convertible Corporate Bonds and Notes—5.5%
American Express Co., 4.90% Jr. Sub. Perpetual Bonds[3,4]	$160,000	164,200
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% Jr. Sub. Perpetual Bonds[3,4,5]	200,000	224,171
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[3,4]	200,000	209,117
Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[3,4]	200,000	205,769
Bank of America Corp.:
6.30% Jr. Sub. Perpetual Bonds[3,4]	95,000	107,706

5        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Bank of America Corp.: (Continued) 8.00% Jr. Sub. Perpetual Bonds, Series K3,4	$210,000	$ 216,037
Barclays plc, 7.875% Jr. Sub. Perpetual Bonds[3,4]	200,000	219,350
BNP Paribas SA, 7.625% Jr. Sub. Perpetual Bonds[3,4,5]	200,000	222,000
CIT Group, Inc., 5.80% Jr. Sub. Perpetual Bonds[3,4]	170,000	177,862
Citigroup, Inc., 6.125% Jr. Sub. Perpetual Bonds[3,4]	100,000	107,500
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[3,4]	150,000	157,312
Credit Suisse Group AG, 7.125% Jr. Sub. Perpetual Bonds[3,4]	200,000	219,262
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[3,4]	188,000	202,213
Fifth Third Bancorp, 5.10% Jr. Sub. Perpetual Bonds[3,4]	55,000	56,925
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,4]	11,000	9,873
Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L3,4	103,000	107,710
JPMorgan Chase & Co.:
6.125% Jr. Sub. Perpetual Bonds[3,4]	100,000	110,333
7.90% Jr. Sub. Perpetual Bonds, Series 1[3,4]	166,000	172,433
KeyCorp, 5% Jr. Sub. Perpetual Bonds[3,4]	200,000	206,250
M&T Bank Corp., 5.125% Jr. Sub. Perpetual Bonds[3,4]	150,000	157,875
Macquarie Bank Ltd. (London), 6.125% Jr. Sub. Perpetual Bonds[3,4,5]	200,000	206,500
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,4]	106,000	111,082
Societe Generale SA, 7.375% Jr. Sub. Perpetual Bonds[3,4,5]	200,000	219,000
Standard Chartered plc, 7.50% Jr. Sub. Perpetual Bonds[3,4,5]	220,000	242,110
SunTrust Banks, Inc., 5.05% Jr. Sub. Perpetual Bonds[3,4]	137,000	138,884
UBS Group AG, 7.125% Jr. Sub. Perpetual Bonds[3,4]	200,000	219,675
UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[3,4]	200,000	213,246
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[3,4]	65,000	65,681
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,4	200,000	207,500
Total Non-Convertible Corporate Bonds and Notes (Cost $4,691,229)		4,877,576

	Shares
Structured Security—6.7%
Toronto-Dominion Bank (The), Unequally-weighted basket of 22 equity securities of MLPs and One Corp. Indexed Nts., 8/22/18 (Cost $6,123,000)	6,123,000	6,007,888

Investment Companies—65.5%
Oppenheimer Emerging Markets Local Debt Fund, Cl. I6	1,175,434	8,815,758
Oppenheimer Global High Yield Fund, Cl. I6	917,965	8,748,203
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.94%[6,7]	2,472,156	2,472,156
Oppenheimer Master Event-Linked Bond Fund, LLC[6]	787,770	13,035,835
Oppenheimer Senior Floating Rate Fund, Cl. I6	2,678,426	21,775,605
Schwab US Dividend Equity Exchange Traded Fund	74,703	3,425,132
Total Investment Companies (Cost $57,931,867)		58,272,689
Total Investments, at Value (Cost $87,124,828)	98.8%	87,869,196
Net Other Assets (Liabilities)	1.2	1,049,806
Net Assets	100.0%	$ 88,919,002

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents the current interest rate for a variable or increasing rate security.

6        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Footnotes to Statement of Investments (Continued)

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,113,781 or 1.25% of the Fund’s net assets at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions		Shares July 31, 2017
Oppenheimer Emerging Markets Local Debt Fund, Cl. I	729,124	446,310	—		1,175,434
Oppenheimer Global High Yield Fund, Cl. I	1,160,934	310,868	553,837		917,965
Oppenheimer Institutional Government Money Market Fund, Cl. E	37,868	46,616,552	44,182,264		2,472,156
Oppenheimer Master Event-Linked Bond Fund, LLC	512,120	287,991	12,341		787,770
Oppenheimer Senior Floating Rate Fund, Cl. I	1,020,434	1,677,062	19,070		2,678,426

		Value	Income		Realized Loss
Oppenheimer Emerging Markets Local Debt Fund, Cl. I		$8,815,758	$15,763		$—
Oppenheimer Global High Yield Fund, Cl. I		8,748,203	346,243		126,997
Oppenheimer Institutional Government Money Market Fund, Cl. E		2,472,156	11,325		—
Oppenheimer Master Event-Linked Bond Fund, LLC		13,035,835	443,102	[a]	5,995	[a]
Oppenheimer Senior Floating Rate Fund, Cl. I		21,775,605	445,351		3,814

Total		$54,847,557	$1,261,784		$136,806

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

7. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$76,598,160	87.2%
Canada	6,796,838	7.7
France	828,128	0.9
United Kingdom	711,138	0.8
Australia	661,355	0.8
Singapore	531,466	0.6
Switzerland	438,937	0.5
Spain	414,886	0.5
Netherlands	264,640	0.3
Italy	213,246	0.2
Hong Kong	205,145	0.2
Belgium	132,013	0.2

7        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Bermuda	$73,244	0.1%
Total	$87,869,196	100.0%

Futures Contracts as of July 31, 2017

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Market Index	NYF	Buy	9/15/17	43	$2,288,675	$123,556
S&P 500 E-Mini Index	CME	Buy	9/15/17	5	617,000	10,392
United States Treasury Long Bonds	CBT	Buy	9/20/17	8	1,223,750	2,736
United States Treasury Nts., 10 yr.	CBT	Buy	9/20/17	101	12,714,953	4,895
United States Treasury Nts., 5 yr.	CBT	Sell	9/29/17	19	2,244,820	(920)
United States Ultra Bonds	CBT	Buy	9/20/17	37	6,086,500	30,747
						$171,406

Over-the-Counter Total Return Swaps at July 31, 2017

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
Schwab US Dividend			One-Month USD
Equity Exchange Traded			BBA LIBOR plus
Fund	CITNA-B	Receive	15 basis points	5/25/18	USD 3,207	$ 122,280

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations
CITNA-B	Citibank NA

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
NYF	New York Futures Exchange

8        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the

9        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any

10        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

3. Securities Valuation (Continued)

discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,161,801	$—	$—	$ 1,161,801
Consumer Staples	915,072	—	—	915,072
Energy	708,625	—	—	708,625
Financials	4,745,758	1,751,076	—	6,496,834
Health Care	1,625,423	—	—	1,625,423
Industrials	1,140,388	—	—	1,140,388
Information Technology	2,166,160	—	—	2,166,160
Materials	341,078	—	—	341,078
Telecommunication Services	188,276	—	—	188,276
Utilities	239,623	115,856	—	355,479

11        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Preferred Stocks	$3,611,907	$—	$—	$ 3,611,907
Non-Convertible Corporate Bonds and Notes	—	4,877,576	—	4,877,576
Structured Security	—	6,007,888	—	6,007,888
Investment Companies	45,236,854	13,035,835	—	58,272,689

Total Investments, at Value	62,080,965	25,788,231	—	87,869,196
Other Financial Instruments:
Swaps, at value	—	122,280	—	122,280
Futures contracts	172,326	—	—	172,326

Total Assets	$62,253,291	$25,910,511	$—	$ 88,163,802

Liabilities Table
Other Financial Instruments:
Futures contracts	$(920)	$—	$—	$ (920)

Total Liabilities	$(920)	$—	$—	$ (920)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in

12        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

4. Investments and Risks (Continued)

foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 4.6% of the Master Fund at period end.

13        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of

14        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

5. Market Risk Factors (Continued)

assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the

15        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

    The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $105,506 and $108,260, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

    At period end, the Fund had no forward currency exchanges contracts outstanding.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or

16        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $12,167,104 and $2,089,222 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

17        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $7,200 purchased put options.

    At period end, the Fund had no purchased options outstanding.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

    At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2016	–	$–
Options written	60,325,500	70,179
Options exercised	(60,325,500)	(70,179)

Options outstanding as of July 31, 2017	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be

18        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

    Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

    The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

19        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

    The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

    The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

    For the reporting period, the Fund had ending monthly average notional amounts of $3,458,877 on total return swaps which are long the reference.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate

20        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

6. Use of Derivatives (Continued)

payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the

21        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$87,197,592
Federal tax cost of other investments	20,514,722

Total federal tax cost	$107,712,314

Gross unrealized appreciation	$1,436,210
Gross unrealized depreciation	(470,489)

Net unrealized appreciation	$965,721

22        OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/12/2017